EXHIBIT 99.2



                            FIRST UNION NATIONAL BANK
                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of November 11, 2001 between First Union National Bank, as seller (the "Seller" or "FUNB") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller has conveyed or will convey the master servicing rights with regard to the Mortgage Loans (the "Master Servicing Rights") to Capstone Realty Advisors, LLC, pursuant to that certain Master Servicing Rights Purchase and Sale Agreement, dated as of November 11, 2001, as contemplated in the pooling and servicing agreement to be dated as of November 11, 2001 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Capstone Realty Advisors, LLC, as master servicer (the "Master Servicer"), First Union National Bank, as back-up master servicer (in such capacity, the "Back-up Master Servicer") and special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator").

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, and (ii) certain other mortgage loans (the "Other Mortgage Loans") transferred by Bank of America, N.A. ("Bank of America") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser (the "Bank of America/BACM Mortgage Loan Purchase and Sale Agreement"), to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "1933 Act"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BASL"), First Union Securities, Inc. ("FUSI") and Deutsche Banc Alex. Brown Inc. ("DBAB" and, together with BASL and FUSI, the "Underwriters") pursuant to an underwriting agreement, dated as of November 9, 2001 (the "Underwriting Agreement"), among BACM, Bank of America, BASL, FUSI and DBAB and intends to sell one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") to BASL and FUSI pursuant to a certificate purchase agreement, dated as of November 9, 2001 (the "Certificate Purchase Agreement"), among Bank of America, BASL, FUSI and BACM. The Registered Certificates are more fully described in the prospectus dated October 31, 2001 (the "Base Prospectus"), and the supplement to the Base Prospectus dated November 9, 2001 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated November 9, 2001 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.


            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on November 16, 2001 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Master Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) The Seller shall take all actions necessary or desirable to permit the Trustee to fulfill its obligations pursuant to Section 2.01(e) of the Pooling and Servicing Agreement.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or items to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee), and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) by all intervening assignees to which such Mortgage Note had been endorsed prior to the Trustee or, if none, either by (A) the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3, without recourse" or (B) the originator, without recourse, representation or warranty, expressed or implied, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3, without recourse" or, alternatively, in either case, if the original Mortgage Note has been lost, a lost Note affidavit and indemnity from the Seller with a copy of such Mortgage Note (the "Note");

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case (unless the particular item has not been returned from the applicable recorder) with evidence of recording indicated thereon or certified as to the recording by the applicable recording office (the "Mortgage Instrument");

            (iii) an original assignment of the Mortgage, in recordable form (except for any missing recordation information with respect to such Mortgage), executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity) or in blank;

            (iv) the original or a copy of any related Assignment of Leases (if any such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence (unless the particular item has not been returned from the applicable recorder) of recording thereon or certified by the applicable recording office;

            (v) an original assignment of any related Assignment of Leases (if any such item is a document separate from the Mortgage), in recordable form (except for any missing recordation information with respect to such Assignment of Leases), executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity) or in blank, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above (the documents described in clause (iii) and clause
      (v) are referred to herein as "Transfer Documents");

            (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity) or in blank, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if the instrument being modified or assumed is a recordable document (unless the particular item has not been returned from the applicable recording office), in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) a title insurance policy (or certificate of title insurance policy) or a copy thereof, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, or if the policy has not yet been issued or located, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy evidencing a binding commitment to issue such policy (the "Title Policy");

            (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the Seller at the time the Mortgage Files were delivered to the Trustee;

            (xi) (A) copies of any filed UCC Financing Statements and continuation statements in favor of the originator of the Mortgage Loan (or any assignee prior to the Trustee and which were in the possession of the Seller at the time the Mortgage Files were delivered to the Trustee) and (B) if any such UCC-1, UCC-2 or UCC-3 financing statements were in the possession of the Seller at such time, an original UCC-2 or UCC-3 financing statement, as applicable, executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, or in blank, evidencing the transfer of such security interest to the Trustee (or a certified copy of such assignment as sent for filing);

            (xii) the original or a copy of any power of attorney (with evidence of recording thereon, if applicable) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

            (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

            (xiv) the original or copy of any intercreditor agreement relating to such Mortgage Loan;

            (xv) the original or copy of any operating lease relating to the related Mortgaged Property;

            (xvi) the original or a copy of any loan agreement relating to such Mortgage Loan;

            (xvii) the original or a copy of any management agreement relating to such Mortgage Loan;

            (xviii) the original or a copy of any lock-box or cash management agreement relating to such Mortgage Loan;

            (xix) the original or a copy of any environmental report and/or engineering report relating to such Mortgage Loan;

            (xx) a copy of any Environmental Insurance Policy;

            (xxi) originals or copies (provided that the originals of such copies are delivered to the Master Servicer) of any letter(s) of credit relating to such Mortgage Loan, if applicable, and the originals or copies of any intervening assignments thereof;

            (xxii) any Credit Lease, Lease Enhancement Policy, Guaranty or ground lessor estoppel;

            (xxiii) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and a copy of the related Co-Lender Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided; and

            (xxiv) with respect to the ED Loan, originals or copies of the ED Loan REMIC Declarations.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e).

            If the Seller cannot deliver or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xiii) of the definition of "Mortgage File", with evidence of recording or filing (if applicable and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then, subject to the requirements of Sections 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided, that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple loans, documents and/or instruments) by the Seller, to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within one hundred eighty (180) days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the Seller, in good faith, is attempting to obtain from the appropriate recording or filing office such original or copy).

            If the Seller cannot deliver or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(ii), (iv), (viii) (if recorded), (xi) and (xiii) of the definition of "Mortgage File," with evidence of recording thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, then, subject to the requirements of Sections 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such non-delivered document or instrument and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date.

            If, on the Closing Date as to any Mortgage Loan, the Seller does not deliver in complete and recordable form any one of the assignments in favor of the Trustee referred to in clause (iii), (v), (vii) or (xi)(B) of the definition of "Mortgage File", the Seller may provisionally satisfy the delivery requirements of Section 2(e), subject to the requirements of Sections 4(d), by delivering with respect to such Mortgage Loan on the Closing Date an Omnibus Assignment of such Mortgage Loan; provided that all required original assignments with respect to such Mortgage Loan in fully complete and recordable form shall be delivered to the Trustee or its Custodian within 180 days of the Closing Date.

            If the Seller cannot or does not so deliver or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iii), (v), and (xi)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then, subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided, that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller, to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within one hundred eighty (180) days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the Seller, is in good faith attempting to obtain from the appropriate recording or filing office such original or copy).

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Purchaser to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            (i) The Seller shall take all actions necessary or desirable to permit the Trustee to fulfill its obligations pursuant to Section 2.01(e) of the Pooling and Servicing Agreement.

            (j) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the date hereof that:

            (i) The Seller is a national banking association, organized and validly existing and in good standing under the banking laws of the United States of America, and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) The execution and delivery of this Agreement by the Seller, and the Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (iii) The Seller has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally, as they may be applied in the context of the insolvency of a national banking association, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller;

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller, which, if determined adversely to the Seller, would, in the Seller's good faith and reasonable judgment, prohibit the Seller from entering into this Agreement, or would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement;

            (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained.

            (b) The Seller hereby makes the representations and warranties contained in Schedules II, III and IV to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) If the Seller receives written notice of a Material Document Defect or a Material Breach pursuant to Section 2.04(a) of the Pooling and Servicing Agreement, then the Seller shall not later than 90 days from receipt of such notice (such 90 day period, the "Initial Resolution Period") cure or correct such Material Document Defect or Material Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan or REO Loan (each a "Defective Mortgage Loan"), including the Subordinate Component of any CML, at the applicable Purchase Price in accordance with the terms hereof; provided, however, if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is not capable of being corrected or cured within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the two-year period commencing on the Closing Date, and if the Detective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), except with respect to a CML, (i) replace such Defective Mortgage Loan with substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qua1ified Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amounts, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis.

            For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4, the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualified Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (iii) send such certification to the Purchaser or its designee. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 4 to cure a Breach or a Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to such Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Notwithstanding Section 4(c) of this Agreement, the absence from the Mortgage File of (i) the Note on the Closing Date or (ii) the Mortgage Instrument, the Title Policy or copies of the Transfer Documents on the first anniversary of the Closing Date (without the presence of any factor, such as a lost note affidavit with an acceptable indemnity in the case of a missing Mortgage Note, that reasonably mitigates such absence, non-conformity or irregularity) shall be conclusively presumed to be a Material Document Defect; provided, however, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, Title Policy, Ground Lease or any letter of credit) shall be considered a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            (e) Except as set forth in this Section 4(e), the cross-collateralization with respect to a Group shall not be released. With respect to a Material Document Defect or Material Breach as to a Cross-Collateralized Mortgage Loan, such Material Document Defect or Material Breach shall be deemed to affect each other Cross-Collateralized Mortgage Loan in the related Group, and the Seller shall be required to, in its discretion, either:

            (i) repurchase or substitute for each such other
      Cross-Collateralized Mortgage Loan which is materially and adversely affected by such Material Document Defect or Material Breach unless such Cross-Collateralized Mortgage Loan is released from its cross-collateralization and cross-default provisions so long as such Cross-Collateralized Mortgage Loan is held in the Trust Fund; or

            (ii) repurchase or substitute for each such other Cross-Collateralized Mortgage Loan in accordance with the provisions above unless, in the case of a breach, the Cross-Collateralized Mortgage Loan Repurchase Criteria with respect to such Cross-Collateralized Mortgage Loan would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan as to which a Material Document Defect or Material Breach had initially occurred without regard to this paragraph. The determination of the Master Servicer as to whether the Cross-Collateralized Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error.

            With respect to any Cross-Collateralized Mortgage Loan which is repurchased in the manner prescribed in clause (ii) of the immediately preceding paragraph while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Purchaser (on behalf of its successors and assigns) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loan or Cross-Collateralized Mortgage Loans held by such party, then both parties agree to forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof conveyed hereunder, to the extent that the Seller repurchases an affected Cross-Collateralized Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans. The Mortgagor or Mortgagors of each Cross-Collateralized Mortgage Loan are intended third party beneficiaries of the provisions of this Section 4(e), permitting a release of cross-collateralization to the extent provided herein, and the provisions of this Section 4(e) shall not be amended without the consent of such Mortgagor or Mortgagors. Notwithstanding the foregoing, the Seller may repurchase all of such Cross-Collateralized Mortgage Loans as to which a document omission or defect or breach has occurred or has been deemed to occur pursuant to this Section 4(e).

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (iii) The Purchaser has the full power and authority and legal right to enter into and consummate all transactions contemplated by this Agreement, has the full power and authority and legal right to transfer the Mortgage Loans to the Trustee, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement;

            (vi) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration described in Section 1;

            (vii) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of incorporation or bylaws or (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound;

            (viii) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement and the transfer of the Mortgage Loans to the Trustee will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation might have consequences which would materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the condition (financial or other) or operations of the Purchaser or its properties;

            (ix) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, which would materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser; and

            (x) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than BASL, FUSI and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with KPMG in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4(a) and 4(b) and 5 hereof, respectively, shall be true and correct in all material respects as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof; and

            (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement shall be duly executed and delivered by the Purchaser and the Seller; and

            (b) An Officer's Certificate, substantially in the form of Exhibit A-1, executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which BASL, FUSI and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (c) A certificate of good standing regarding the Seller from the Comptroller of Currency, dated not earlier than 60 days prior to the Closing Date; and

            (d) A certificate of the Seller substantially in the form of Exhibit A-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, BASL and FUSI may rely; and

            (e) One or more written opinions of counsel for the Seller, reasonably acceptable to the Rating Agencies and counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, BASL, FUSI, the Trustee and each Rating Agency; and

            (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Indemnification

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates (the items in (A) and (B) being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement including, without limitation, Annex A and Annex B thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates, and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (Y) in the Prospectus Supplement and the Memorandum under the headings: "Summary of Prospectus Supplement - Relevant Parties and Dates - Mortgage Loan Sellers," "Summary of Prospectus Supplement - Mortgage Loans," "Risk Factors - Risks Related to the Mortgage Loans" and "Description of the Mortgage Pool" and (Z) on Annex A and Annex B to the Prospectus Supplement and, to the extent consistent therewith, on a Diskette, (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to any mortgage loan files or other written information relating to the Mortgage Loans distributed by the Seller to prospective investors in the Non-Registered Certificates (the "Private Information"), or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 4; provided that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A and Annex B to the Prospectus Supplement, including without limitation, the aggregation of such information with comparable information relating to the Other Mortgage Loans in the Trust Fund. The information described in clauses (I) through (IV) above is collectively referred to as the "Seller Information". The Seller shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-65298 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated October 31, 2001 and rendered by KPMG (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) The Purchaser shall indemnify and hold harmless the Seller, its directors, officers, employees and agents, and each person, if any, who controls the Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (in preliminary or final form), or in an amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is based upon (i) the Seller Information or (ii) information set forth in the Prospectus Supplement under the headings "Summary of Prospectus Supplement - Relevant Parties and Dates - Swap Contract," "Risk Factors - Risks Related to the Certificates - Risks Associated with the Swap Contract May Affect Class A-2F Investors," and "Description of the Swap Contract," and the Purchaser shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

            (d) Promptly after receipt by any person entitled to indemnification under this Section 9 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 9 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under Section 9(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (f) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (g) The indemnity and contribution agreements contained in this
Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            SECTION 10. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of the Mortgage Loans represents of the Initial Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates;
(iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; (vii) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (viii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (ix) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (x) the reasonable fees and disbursements of counsel to the Underwriters. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 11. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: David A. Gertner with copies to David A. Zybala, Esq. at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28288-0630, and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to First Union National Bank, One First Union Center, Charlotte, North Carolina 28288-0166, Attention: William J. Cohane, or to such other addresses as may hereafter be furnished to the Purchaser by each party to the other parties in writing.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loan to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right, for the benefit of the Certificateholders, to enforce the obligations of the Seller under Sections 2, 3, 4, 11, 12, 13, 15, 16, 17, 18, 19, 20 and 21 of this
Agreement as contemplated by Section 2.04 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Underwriters (as intended third party beneficiaries hereof), their permitted successors and assigns. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced; provided, however, that notwithstanding the foregoing and any other provisions of this Agreement, no term or provision of this Agreement shall be waived or modified in any manner that would affect the rights hereunder of any of the third party beneficiaries identified in Section 9 hereof without the written consent of such third party beneficiary.

            SECTION 19. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event notwithstanding the intent of the parties, that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 or 9-115 thereof); and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 20. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Group"), by their terms, cross-defaulted and cross-collateralized. Each Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 20 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedules II, III and IV hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 21. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                      FIRST UNION NATIONAL BANK



                                      By: /s/ Alan Kronovet
                                         ---------------------------------------
                                         Name:  Alan Kronovet
                                         Title: Vice President


                                      BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                      By: /s/ Manish Parwani
                                         ---------------------------------------
                                         Name:  Manish Parwani
                                         Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE




  Trust ID   Sequence Number       Loan Number            Property Name
  --------   ---------------       -----------        --------------------------
     1             A1               265950680         Paces Cove Apartments
     2             A2               265950685         Tradewinds Apartments
     3             A3               265950683         Deerfield Apartments
     4             A4               265950684         Meadow Creek Apartments
     5             A5               265950679         Main Park Apartments
     6             A6               265950678         Cottonwood Crossing Apartments
     7             A7               265950682         Pinnacle Ridge Apartments
     8             A8               265950681         Wildwood Apartments
     11            A9               502694004         The Colleges at LaRue Apartments
     14            A10              265950669         Old Buckingham Station Apartments
     16            A11              502692702         Waterview Apartments
     17            A12              265950691         The Regent Apartments
     20            A13              502684101         Woods on La Monte Apartments
     21            A14              265330822         Longfellow Court Apartments
     25            A15              265950667         Amberwood Apartments
     26            A16              502700404         The Madison
     29            A17              265950618         Sterling University Terrace
     33            A18              265950688         Terrace View Apartments Phases 1,2,3 & 9
     34            A19              265950689         Terrace View Apartments Phases 5 & 7
     36            A20              265950690         North Arch Village Apartments
     37            A21              265950469         Caldwell Village Apartments
     39            A22              265950687         Terrace View Apartments Phase 4
     40            A23              265950664         Oaktown Apartments
     41            A24              265950686         Terrace View Apartments Phase 8
     42            A25              502685001         212-214 West 104th Street
     43            A26              502700902         Sunpointe Apartments
     44            A27              265950610         Woodlawn House Apartments
     45            A28              502700403         Belleair Towers
     46            A29              265950464         Floral Gardens Apartments
     49            A30              265950638         Wilsontown Shopping Center
     51            A31              265950539         Rio Hill Shopping Center
     52            A32              255999897         Monroe Mall
     54            A33              502694206         Fashion Crossing
     56            A34              502704705         Aquidneck Shopping Centre
     57            A35              265950570         Stockdale Village Shopping Center
     59            A36              502695401         Sahara Town Center
     61            A37              265950426         South Bay Plaza
     63            A38              265950596         Eastern Marketplace - Retail Inline
     64            A39              265950509         Northchase Plaza Shopping Center
     65            A40              265950363         Dublin Plaza
     67            A41              502704602         Suntree Square
     68            A42              502694104         Sherman Oaks Town Center
     69            A43              502691106         Rancho Penasquitos Towne Centre II
     71            A44              265950598         Eastern Marketplace - Retail Pads
     73            A45              265950535         Rainbow Plaza
     74            A46              265950510         777 Connecticut Avenue
     75            A47              265950504         Club Haven Shopping Center
     76            A48              265330767         Shopko Plaza
     88            A49              502691906         El Monte Shopping Center
     89            A50              502705901         Sterling Jewelers
     91            A51              265950447         Orchard Retail Center
     92            A52              825114191         Rite Aid Northporte Bay City
     93            A53              825999802         Rite Aid Aarmax Gratiot 15
     95            A54              835300003         Rite Aid Clinton Township
     96            A55              265950663         Fiesta Palms II Shopping Center
     97            A56              835300002         Rite Aid, Cotton Venture
     98            A57              825999527         Rite Aid Oscoda
     99            A58              825999525         Rite Aid Grayling
    100            A59              265950485         Flamingo Decatur Plaza
    101            A60              265950418         Kickapoo Pointe Shopping Center
    102            A61              825999528         Rite Aid St John Whittemore
    103            A62              825999655         Rite Aid Imlay City M53
    104            A63              265950529         Hartselle Shopping Center
    107            A64              502697601         635 Madison Ave
    108            A65              502700203         Crossroads Technology Park
    109            A66              265950484         One Peachtree Pointe
    117            A67              265950605         Summit Medical Center
   119.1          A68.1             265950558         Murdock Professional Park -  Phase II
   119.2          A68.2             265950558         Murdock Professional Park -  Phase I
    119            A68              265950558         Murdock Professional Park (Roll-Up)
    120            A69              502694904         The Landmark Building
    121            A70              502698806         Park Oaks Village
    122            A71              265950630         Locust Court
    124            A72              265950427         Tampa Medical Arts Building
    125            A73              265950580         Homewood Suites - Boulder
    126            A74              265330971         Marriott Courtyard - Maitland
   129.1          A75.1             502708102         WOW - Oshkosh
   129.2          A75.2             502708102         WOW - Janesville
   129.3          A75.3             502708102         WOW - Ashwaubenon
    129            A75              502708102         WOW Logistics (Roll-Up)
    136            A76              265950405         One Murray Road
    138            A77              265950573         Metro Storage
    139            A78              265950404         Romeo Plank Plaza
    140            A79              265950652         DKS Associates Office Building


 Trust ID       Street Address                              City                      State        Zip Code       Mortgage Rate(%)
 --------   ------------------------                     ----------                   -----        --------       ----------------
     1      13100 Pandora Drive                          Dallas                        TX           75238             7.160%
     2      2 Tradewinds Quay                            Hampton                       VA           23666             7.160%
     3      910 Constitution Drive                       Durham                        NC           27705             7.160%
     4      12821 Meadow Creek Lane                      Pineville                     NC           28134             7.160%
     5      1303 South Main Street                       Duncanville                   TX           75137             7.160%
     6      2105 Cottonwood Club Drive                   Arlington                     TX           76010             7.160%
     7      600 Merrimon Avenue                          Asheville                     NC           28804             7.160%
     8      200 Bear Creek Drive                         Euless                        TX           76039             7.160%
    11      164 LaRue Road                               Davis                         CA           95616             7.430%
    14      1301 Buckingham Station Drive                Midlothian                    VA           23113             7.340%
    16      Two Waterview Road                           East Goshen Township          PA           19380             7.310%
    17      1640 Sixteenth Street, NW                    Washington                    DC           20009             7.390%
    20      4800 La Monte                                Houston                       TX           77092             7.375%
    21      1200 Massachusetts Avenue                    Cambridge                     MA           02138             8.140%
    25      301 Oak Rose Lane                            Tampa                         FL           33612             7.620%
    26      18626 Spanish Garden Drive                   Sun City West                 AZ           85375             7.170%
    29      900 Whirlpool Drive                          Oxford                        MS           38655             7.440%
    33      301 Hunt Club Road                           Blacksburg                    VA           24060             7.400%
    34      301 Hunt Club Road, 6800-C                   Blacksburg                    VA           24060             7.400%
    36      9111 North Arch Village Court                Richmond                      VA           23236             7.400%
    37      3320-3334 West Caldwell Avenue               Visalia                       CA           93277             7.710%
    39      301 Hunt Club Road                           Blacksburg                    VA           24060             7.400%
    40      13455 Woodforest                             Houston                       TX           77015             7.750%
    41      301 Hunt Club Road                           Blacksburg                    VA           24060             7.400%
    42      212-214 West 104th Street                    New York                      NY           10025             7.180%
    43      2850 South Decatur Boulevard                 Las Vegas                     NV           89102             7.250%
    44      1315 Woodlawn Road                           Charlotte                     NC           28211             7.000%
    45      1100 Ponce De Leon Blvd                      Clearwater                    FL           34616             7.170%
    46      3959 Gardenia Place                          Largo                         FL           33771             7.500%
    49      4830 Wilson Avenue                           Wyoming                       MI           49418             7.720%
    51      1940 Rio Hill Road                           Charlottesville               VA           22901             7.380%
    52      2115-2133 Roosevelt Boulevard                Monroe                        NC           28110             7.500%
    54      1250 South Washington Street (Route 1)       North Attleboro               MA           02760             7.390%
    56      99 East Main Road                            Middletown                    RI           02842             7.080%
    57      5700 Stockdale Highway                       Bakersfield                   CA           93309             7.390%
    59      2520-2650 Maryland Pkwy                      Las Vegas                     NV           89109             7.600%
    61      1021-1145 Highland Avenue                    National City                 CA           91950             7.750%
    63      10050-10100 S. Eastern Ave.                  Henderson                     NV           89052             7.350%
    64      4415-4485 FM 1960 West                       Houston                       TX           77068             7.080%
    65      SEC of Frantz Road & State Route 161         Dublin                        OH           43016             7.650%
    67      7777 N. Wickham Rd.                          Melbourne                     FL           32940             7.450%
    68      14423-14455 Ventura Boulevard                Sherman Oaks                  CA           91423             7.600%
    69      13161-13185 Black Mountain Road              San Diego                     CA           92129             7.440%
    71      10000-10160 S. Eastern Ave.                  Henderson                     NV           89052             7.350%
    73      54728 - 54808 Shelby Road                    Shelby Township               MI           48315             7.300%
    74      777 Connecticut Avenue                       Norwalk                       CT           06854             7.540%
    75      Country Club Road & Peace Haven Road         Winston-Salem                 NC           27104             7.000%
    76      1604-1774 Appleton Road                      Menasha                       WI           54952             7.250%
    88      11629 Lower Azusa Road                       El Monte                      CA           91732             7.250%
    89      16010 Kensington Drive                       Sugar Land                    TX           77478             8.030%
    91      11717 NE 78th Way                            Vancouver                     WA           98682             8.000%
    92      Lafayette & Broadway                         Bay City                      MI           48708             7.501%
    93      15 Mile Road & Gratiot                       Clinton Township              MI           48035             6.875%
    95      36485 Garfield Road                          Clinton Township              MI           48035             7.375%
    96      2111 S. Alma School Road                     Mesa                          AZ           85210             7.860%
    97      50290 Gratiot Avenue                         Chesterfield  Township        MI           48051             6.875%
    98      SEC of US 23 and Fullerton Street            Oscoda                        MI           48750             7.125%
    99      312-318 James Street                         Grayling                      MI           49738             7.125%
    100     4983 W. Flamingo Road                        Las Vegas                     NV           89103             7.500%
    101     2802 N. Kickapoo Street                      Shawnee                       OK           74084             8.460%
    102     Whittemore St and State St.                  St. Johns                     MI           48879             7.125%
    103     557 N. Cedar Street                          Imlay City                    MI           48444             7.000%
    104     1199 Highway 31, NW                          Hartselle                     AL           35640             7.300%
    107     635 Madison Ave                              New York                      NY           10022             7.700%
    108     3200-3280 Whipple Road                       Union City                    CA           94587             7.250%
    109     1545 Peachtree Street                        Atlanta                       GA           30309             7.250%
    117     6932 & 6934 Williams Rd                      Wheatfield                    NY           14304             7.375%
   119.1    19521-19541 Toledo Blade Blvd.               Port Charlotte                FL           33952
   119.2    3155-3161 Harbor Blvd.                       Port Charlotte                FL           33952
    119                                                                                                               7.600%
    120     6601 Abercorn Street                         Savannah                      GA           31405             7.350%
    121     3820 & 3840 El Dorado Blvd.                  El Dorado Hills               CA           95762             7.650%
    122     1225-1233 Locust Street                      Philadelphia                  PA           19107             7.125%
    124     3010 East 138th Ave.                         Tampa                         FL           33613             7.750%
    125     4950 Baseline Road                           Boulder                       CO           80303             8.150%
    126     1750 Pembrook Drive                          Maitland                      FL           32810             8.250%
   129.1    2690 Badger Avenue                           Oshkosh                       WI           54904
   129.2    2727 & 2727B Venture Drive                   Janesville                    WI           53546
   129.3    1411-1471 Partnership Drive                  Ashwaubenon                   WI           54303
    129                                                                                                               7.480%
    136     1 Murray Road                                East Hanover                  NJ           07936             8.125%
    138     23325 Van Born Rd                            Taylor                        MI           48180             7.620%
    139     18501 Hall Rd                                Macomb                        MI           48044             7.800%
    140     630 Trade Center Drive                       Las Vegas                     NV           89119             7.630%


                                                                                      Remaining Term To      Stated
                                                                                      Stated Maturity/       Maturity
  Trust ID     Amortization Basis      Original Balance(i)     Cut-off Balance(i)       ARD (months)         Date/ARD      Due Date
  --------     ------------------      -------------------     ------------------     ----------------       --------      ---------
     1              ACT/360              11,165,000.00           11,135,936.78              116              07/01/11         1st
     2              ACT/360              11,100,000.00           11,071,105.96              116              07/01/11         1st
     3              ACT/360              10,220,000.00           10,193,396.68              116              07/01/11         1st
     4              ACT/360               9,590,000.00            9,565,036.61              116              07/01/11         1st
     5              ACT/360               8,465,000.00            8,442,965.02              116              07/01/11         1st
     6              ACT/360               6,055,000.00            6,039,238.42              116              07/01/11         1st
     7              ACT/360               5,005,000.00            4,991,971.65              116              07/01/11         1st
     8              ACT/360               3,400,000.00            3,391,149.56              116              07/01/11         1st
     11             ACT/360              19,100,000.00           19,064,535.85              117              08/01/11         1st
     14             ACT/360              17,120,000.00           17,120,000.00              116              07/01/11         1st
     16             ACT/360              14,300,000.00           14,280,788.29              118              09/01/11         1st
     17             ACT/360              13,000,000.00           12,968,266.49              116              07/01/11         1st
     20             ACT/360              11,312,000.00           11,284,269.34              116              07/01/11         1st
     21             ACT/360              10,000,000.00            9,984,853.27              95               10/01/09         1st
     25             ACT/360               9,040,000.00            9,012,627.02              115              06/01/11         1st
     26             ACT/360               8,600,000.00            8,577,675.22              116              07/01/11         1st
     29             ACT/360               7,500,000.00            7,500,000.00              114              05/01/11         1st
     33             ACT/360               6,000,000.00            5,985,395.28              116              07/01/11         1st
     34             ACT/360               5,800,000.00            5,785,882.11              116              07/01/11         1st
     36             ACT/360               4,400,000.00            4,389,289.89              116              07/01/11         1st
     37             ACT/360               4,300,000.00            4,279,663.32              112              03/01/11         1st
     39             ACT/360               4,000,000.00            3,990,263.54              116              07/01/11         1st
     40             ACT/360               3,270,000.00            3,260,441.99              115              06/01/11         1st
     41             ACT/360               3,000,000.00            2,994,383.88              117              08/01/11         1st
     42             ACT/360               2,750,000.00            2,742,880.91              116              07/01/11         1st
     43             ACT/360               2,625,000.00            2,619,882.52              117              08/01/11         1st
     44             ACT/360               2,550,000.00            2,503,017.03              114              05/01/11         1st
     45             ACT/360               2,380,000.00            2,373,821.76              116              07/01/11         1st
     46             ACT/360               1,800,000.00            1,790,987.43              112              03/01/11         1st
     49             ACT/360              21,300,000.00           21,252,756.38              116              07/01/11         1st
     51             ACT/360              17,850,000.00           17,806,303.74              116              07/01/11         1st
     52             ACT/360              16,957,944.75           16,842,779.31              107              10/01/10         1st
     54             ACT/360              15,600,000.00           15,570,716.37              117              08/01/11         1st
     56             ACT/360              13,000,000.00           12,981,514.90              118              09/01/11         1st
     57             ACT/360              12,400,000.00           12,400,000.00              116              07/01/11         1st
     59             ACT/360              10,600,000.00           10,575,642.84              116              07/01/11         1st
     61             ACT/360               9,750,000.00            9,692,716.13              111              02/01/11         1st
     63             ACT/360               9,045,000.00            9,022,669.49              116              07/01/11         1st
     64             ACT/360               8,737,500.00            8,694,227.57              113              04/01/11         1st
     65             ACT/360               8,100,000.00            8,046,929.84              110              01/01/11         1st
     67             ACT/360               7,500,000.00            7,477,104.95              117              08/01/11         1st
     68             ACT/360               7,400,000.00            7,386,891.27              117              08/01/11         1st
     69             ACT/360               6,775,000.00            6,747,757.07              116              07/01/11         1st
     71             ACT/360               5,455,000.00            5,441,532.57              116              07/01/11         1st
     73             ACT/360               5,200,000.00            5,154,473.87              115              06/01/11         1st
     74             ACT/360               5,150,000.00            5,137,957.74              116              07/01/11         1st
     75             ACT/360               5,150,000.00            5,131,673.53              116              07/01/11         1st
     76             ACT/360               4,800,000.00            4,768,361.07              111              02/01/11         1st
     88             ACT/360               2,400,000.00            2,393,906.38              116              07/01/11         1st
     89             ACT/360               2,307,065.56            2,292,220.70              116              07/11/11         11th
     91             ACT/360               2,200,000.00            2,186,767.64              110              01/01/11         1st
     92              30/360               2,840,914.00            2,615,158.04              143              10/01/13         1st
     93              30/360               2,753,352.00            2,531,193.53              143              10/01/13         1st
     95              30/360               2,612,675.00            2,438,331.06              143              10/01/13         1st
     96             ACT/360               1,950,000.00            1,945,852.99              116              07/01/11         1st
     97              30/360               2,505,340.00            2,331,741.66              143              10/01/13         1st
     98              30/360               1,787,193.36            1,779,306.80              143              10/01/13         1st
     99              30/360               1,673,584.09            1,666,198.69              143              10/01/13         1st
    100             ACT/360               1,650,000.00            1,641,738.46              112              03/01/11         1st
    101             ACT/360               1,640,000.00            1,630,560.15              109              12/01/10         1st
    102              30/360               1,509,606.56            1,502,944.25              143              10/01/13         1st
    103              30/360               1,959,440.00            1,791,387.20              143              10/01/13         1st
    104             ACT/360               1,200,000.00            1,194,378.32              113              04/01/11         1st
    107             ACT/360              32,000,000.00           31,942,897.41              117              08/01/11         1st
    108             ACT/360              30,000,000.00           30,000,000.00              60               11/01/06         1st
    109             ACT/360              27,000,000.00           27,000,000.00              115              06/01/11         1st
    117             ACT/360               5,100,000.00            5,080,592.39              114              05/01/11         1st
   119.1
   119.2
    119             ACT/360               4,075,000.00            4,060,421.60              54               05/01/06         1st
    120             ACT/360               3,950,000.00            3,950,000.00              117              08/01/11         1st
    121             ACT/360               3,400,000.00            3,394,060.95              117              08/01/11         1st
    122             ACT/360               2,500,000.00            2,491,381.17              115              06/01/11         1st
    124             ACT/360               1,556,000.00            1,546,858.12              111              02/01/11         1st
    125             ACT/360              10,700,000.00           10,651,685.31              115              06/01/11         1st
    126             ACT/360               6,825,000.00            6,765,922.32              111              02/01/11         1st
   129.1
   129.2
   129.3
    129             ACT/360              18,100,000.00           18,066,850.90              117              08/01/11         1st
    136             ACT/360               2,250,000.00            2,232,473.94              115              06/01/11         1st
    138             ACT/360               2,700,000.00            2,693,831.99              116              07/01/11         1st
    139             ACT/360               5,650,000.00            5,614,303.09              110              01/01/11         1st
    140             ACT/360               4,400,000.00            4,386,712.74              115              06/01/11         1st
  Total                                                         597,291,412.26


                                                            Master                                                        Original
                                                          Servicing                                                     Amortization
 Trust ID       Monthly Payment         Admin. Fee           Fee         Ownership Interest          Crossed              (months)
 --------       ---------------         ----------        ---------      ------------------      ----------------       ------------
     1            $ 75,484.61            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     2            $ 75,045.16            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     3            $ 69,095.63            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     4            $ 64,836.31            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     5            $ 57,230.39            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     6            $ 40,936.80            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     7            $ 33,837.93            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
     8            $ 22,986.81            0.05200%          0.05000%         Fee Simple           Yes(BACM 01-3-I)           360
    11           $ 132,635.66            0.05200%          0.05000%          Leasehold                  No                  360
    14           $ 118,966.94            0.05200%          0.05000%         Fee Simple                  No                  348
    16            $ 98,133.84            0.05200%          0.05000%         Fee Simple                  No                  360
    17            $ 89,920.71            0.05200%          0.05000%         Fee Simple                  No                  360
    20            $ 78,129.17            0.05200%          0.05000%         Fee Simple                  No                  360
    21            $ 74,354.76            0.05200%          0.05000%         Fee Simple                  No                  360
    25            $ 63,953.46            0.05200%          0.05000%         Fee Simple                  No                  360
    26            $ 58,201.23            0.05200%          0.05000%         Fee Simple                  No                  360
    29            $ 52,133.30            0.05200%          0.05000%         Fee Simple                  No                  360
    33            $ 41,542.79            0.05200%          0.05000%         Fee Simple                  No                  360
    34            $ 40,158.03            0.05200%          0.05000%         Fee Simple                  No                  360
    36            $ 30,464.71            0.05200%          0.05000%         Fee Simple                  No                  360
    37            $ 30,686.95            0.05200%          0.05000%         Fee Simple                  No                  360
    39            $ 27,695.19            0.05200%          0.05000%         Fee Simple                  No                  360
    40            $ 23,426.68            0.05200%          0.05000%         Fee Simple                  No                  360
    41            $ 20,771.39            0.05200%          0.05000%         Fee Simple                  No                  360
    42            $ 18,629.46            0.05200%          0.05000%         Fee Simple                  No                  360
    43            $ 17,907.13            0.05200%          0.05000%         Fee Simple                  No                  360
    44            $ 22,920.12            0.05200%          0.05000%         Fee Simple                  No                  180
    45            $ 16,106.85            0.05200%          0.05000%         Fee Simple                  No                  360
    46            $ 12,585.86            0.05200%          0.05000%         Fee Simple                  No                  360
    49           $ 152,154.47            0.05200%          0.05000%         Fee Simple                  No                  360
    51           $ 123,346.35            0.05200%          0.05000%         Fee Simple                  No                  360
    52           $ 118,572.41            0.05200%          0.05000%         Fee Simple                  No                  360
    54           $ 107,904.85            0.05200%          0.05000%         Fee Simple                  No                  360
    56            $ 87,188.91            0.05200%          0.05000%         Fee Simple                  No                  360
    57            $ 85,770.52            0.05200%          0.05000%         Fee Simple                  No                  360
    59            $ 74,843.92            0.05200%          0.05000%         Fee Simple                  No                  360
    61            $ 69,850.19            0.05200%          0.05000%         Fee Simple                  No                  360
    63            $ 62,317.53            0.05200%          0.05000%         Fee Simple                  No                  360
    64            $ 58,601.01            0.05200%          0.05000%         Fee Simple                  No                  360
    65            $ 57,470.66            0.05200%          0.05000%         Fee Simple                  No                  360
    67            $ 55,180.65            0.05200%          0.05000%         Fee Simple                  No                  300
    68            $ 52,249.53            0.05200%          0.05000%         Fee Simple                  No                  360
    69            $ 49,802.54            0.05200%          0.05000%         Fee Simple                  No                  300
    71            $ 37,583.43            0.05200%          0.05000%         Fee Simple                  No                  360
    73            $ 41,257.23            0.05200%          0.05000%         Fee Simple                  No                  240
    74            $ 36,150.71            0.05200%          0.05000%         Fee Simple                  No                  360
    75            $ 34,263.08            0.05200%          0.05000%         Fee Simple                  No                  360
    76            $ 32,744.46            0.05200%          0.05000%         Fee Simple                  No                  360
    88            $ 16,372.23            0.05200%          0.05000%         Fee Simple                  No                  360
    89            $ 19,497.85            0.05200%          0.05000%         Fee Simple                  No                  235
    91            $ 16,142.82            0.05200%          0.05000%         Fee Simple                  No                  360
    92            $ 22,888.65            0.05200%          0.05000%         Fee Simple                  No                  144
    93            $ 21,181.89            0.05200%          0.05000%         Fee Simple                  No                  144
    95            $ 21,003.79            0.05200%          0.05000%         Fee Simple                  No                  144
    96            $ 14,118.56            0.05200%          0.05000%         Fee Simple                  No                  360
    97            $ 19,311.84            0.05200%          0.05000%         Fee Simple                  No                  144
    98            $ 18,498.46            0.05200%          0.05000%         Fee Simple                  No                  144
    99            $ 17,322.54            0.05200%          0.05000%         Fee Simple                  No                  144
    100           $ 11,537.04            0.05200%          0.05000%         Fee Simple                  No                  360
    101           $ 12,563.72            0.05200%          0.05000%         Fee Simple                  No                  360
    102           $ 15,625.28            0.05200%          0.05000%         Fee Simple                  No                  144
    103           $ 15,280.03            0.05200%          0.05000%         Fee Simple                  No                  144
    104            $ 8,226.85            0.05200%          0.05000%         Fee Simple                  No                  360
    107          $ 228,806.06            0.05200%          0.05000%          Leasehold                  No                  356
    108          $ 204,652.88            0.05200%          0.05000%         Fee Simple                  No                  360
    109          $ 184,187.60            0.05200%          0.05000%         Fee Simple                  No                  360
    117           $ 35,224.43            0.05200%          0.05000%         Fee Simple                  No                  360
   119.1
   119.2
    119           $ 28,772.54            0.05200%          0.05000%         Fee Simple                  No                  360
    120           $ 27,214.40            0.05200%          0.05000%         Fee Simple                  No                  360
    121           $ 24,123.49            0.05200%          0.05000%         Fee Simple                  No                  360
    122           $ 16,842.96            0.05200%          0.05000%         Fee Simple                  No                  360
    124           $ 11,147.37            0.05200%          0.05000%         Fee Simple                  No                  360
    125           $ 83,650.38            0.05200%          0.05000%         Fee Simple                  No                  300
    126           $ 53,811.72            0.05200%          0.05000%          Leasehold                  No                  300
   129.1
   129.2
   129.3
    129          $ 126,310.04            0.05200%          0.05000%         Fee Simple                  No                  360
    136           $ 18,995.32            0.05200%          0.05000%         Fee Simple                  No                  240
    138           $ 19,101.15            0.05200%          0.05000%         Fee Simple                  No                  360
    139           $ 40,672.68            0.05200%          0.05000%         Fee Simple                  No                  360
    140           $ 31,158.06            0.05200%          0.05000%         Fee Simple                  No                  360


 Trust ID    ARD Loan     Grace Period  Mortgage Loan Seller  Early Defeasance
 --------    --------     ------------  --------------------  ----------------

     1           No            7            First Union              No
     2           No            7            First Union              No
     3           No            7            First Union              No
     4           No            7            First Union              No
     5           No            7            First Union              No
     6           No            7            First Union              No
     7           No            7            First Union              No
     8           No            7            First Union              No
    11          Yes            7            First Union              No
    14           No            7            First Union              No
    16           No            7            First Union              No
    17           No            7            First Union              No
    20           No            7            First Union              No
    21           No            7            First Union              No
    25           No            7            First Union              No
    26           No            7            First Union              No
    29           No            7            First Union              No
    33           No            7            First Union              No
    34           No            7            First Union              No
    36           No            7            First Union              No
    37           No            7            First Union              No
    39           No            7            First Union              No
    40           No            7            First Union              No
    41           No            7            First Union              No
    42           No            7            First Union              No
    43           No            7            First Union              No
    44           No            7            First Union              No
    45           No            7            First Union              No
    46           No            7            First Union              No
    49           No            7            First Union              No
    51           No            7            First Union              No
    52           No            7            First Union              No
    54           No            7            First Union              No
    56           No            7            First Union              No
    57           No            7            First Union              No
    59           No            7            First Union              No
    61           No            7            First Union              No
    63           No            7            First Union              No
    64           No            7            First Union              No
    65           No            7            First Union              No
    67           No            7            First Union              No
    68           No            7            First Union              No
    69           No            7            First Union              No
    71           No            7            First Union              No
    73           No            7            First Union              No
    74           No            7            First Union              No
    75           No            7            First Union              No
    76           No            7            First Union              No
    88           No            7            First Union              No
    89           No            0            First Union              No
    91           No            7            First Union              No
    92           No            7            First Union              No
    93           No            5            First Union              No
    95           No            7            First Union              No
    96           No            7            First Union              No
    97           No            7            First Union              No
    98           No            7            First Union              No
    99           No            7            First Union              No
    100          No            7            First Union              No
    101          No            7            First Union              No
    102          No            7            First Union              No
    103          No            7            First Union              No
    104          No            7            First Union              No
    107          No            7            First Union              No
    108          No            7            First Union              No
    109          No            7            First Union              No
    117          No            7            First Union              No
   119.1
   119.2
    119          No            7            First Union              No
    120          No            7            First Union              No
    121          No            7            First Union              No
    122          No            7            First Union              No
    124          No            7            First Union              No
    125          No            7            First Union              No
    126          No            7            First Union              No
   129.1
   129.2
   129.3
    129          No            7            First Union              No
    136          No            7            First Union              No
    138          No            7            First Union              No
    139          No            7            First Union              No
    140          No            7            First Union              No

(i) The original principal and cut-off balances for Rite Aid Aarmax Gratiot 15, Rite Aid Clinton Township, Rite Aid Northporte Bay City, Rite Aid Cotton Venture and Rite Aid Imlay City M53 are inclusive of the original amortization.

                                   SCHEDULE II

              GENERAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


            FOR PURPOSES OF THIS SCHEDULE II, SCHEDULE III AND SCHEDULE IV, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE UNDERWRITING, ORIGINATION OR SALE OF THE MORTGAGE LOANS REGARDING THE MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date, and is consistent with the definition of Mortgage Loan
      Schedule in the Pooling and Servicing Agreement.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests or any other ownership interest of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with their terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, to the actual knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Except as noted below, each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph (5) above and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) set forth in such policy or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property or (g) if such Mortgage Loan is an AB Mortgage Loan, lien of the Mortgage for the related Companion Loan. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and except as noted below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property or which is material to the value (as determined in the related Appraisal) of the related real estate constituting part of the Mortgaged Property, (in either case, other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the date on which interest and/or penalties would first be payable thereon.

11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as Mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) that there are no encroachments of any material portion of the improvements thereon.

13. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which is was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property with the mortgagee having the right to hold and disburse the proceeds or (ii) the reduction of the outstanding principal balance of the Mortgage Loan at the holder's sole option, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgage clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs (10),
      (15) and (19) of this Schedule II or in any paragraph of Schedule III or IV, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note, and other documents in the related Mortgage File no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. Except as noted below, as of the Closing Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, such Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Mortgage Loan do not allow such Mortgage Loan to be defeased prior to two years after the Startup Date.

19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of paragraph (26) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury Obligations sufficient to pay the Mortgage Loans in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, or (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property, but in no event less than the related allocated loan amount, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. To the Seller's actual knowledge, based on due diligence customary in the industry, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge, after review of surveys and/or any related title policy obtained in connection with the origination of each Mortgage Loan only, and to the Seller's actual knowledge, as of the Cut-off Date, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Except as noted below, with respect to at least 95% of the Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor is an entity which has represented in connection with the origination of the Mortgage Loan, and/or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, and holds itself out as being a legal entity, separate and apart from any other person).

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property an adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's performance under the related Mortgage Loan documents or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except as noted below, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements and disclosed on the Mortgage Loan Schedule.

36. All escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property as operated on the origination date, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller or the Seller's predecessor or agent with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

39. Except for Mortgagors under Mortgage Loans secured by Ground Leases, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage and the exceptions set forth in paragraph (5) of this Schedule II.

42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
      Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date (or, in the case of the ED Loan, the related Startup Day), (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that the loan be assumed by a single-purpose entity designated by the holder of the Mortgage Loan and that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents enable the lender to charge the expenses associated with permitting a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and must provide for (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) a letter from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. No Mortgage Loan, other than a Mortgage Loan with an Anticipated Repayment Date, provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. No fraud with respect to such Mortgage Loan has taken place on the part of the Seller or, to Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

47. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

48. To the Seller's knowledge based on due diligence customary for prudent commercial lenders: (i) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress, (ii) the Mortgaged Property is served by public utilities, water and sewer (or septic facilities), and (iii) the Mortgaged Property constitutes one or more separate tax parcels (or will constitute separate tax parcels when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax parcels.

49. Each Mortgage requires the Mortgagor to provide the holder with certain financial information at the times required under the related Mortgage Loan documents.

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                                   SCHEDULE II

                        REPRESENTATION AND WARRANTY NO. 8

--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
825999525  Rite Aid Grayling             Each of these Mortgage Loans is
--------------------------------------   cross-collateralized and
825999527  Rite Oscoda                   cross-defaulted with its related
--------------------------------------   Companion Loan which is not included in
825999528  Rite Aid St John Whittemore   the Mortgage Pool. In addition, each
                                         Companion Loan is secured by the same
                                         Mortgaged Property and the same
                                         Mortgage securing its related Mortgage
                                         Loan.
--------------------------------------------------------------------------------




                       REPRESENTATION AND WARRANTY NO. 15

--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
265950667  Amberwood Apartments          Since the date of origination of such
                                         Mortgage Loan, it has been 30 days or
                                         more past due in respect of a
                                         Scheduled Payment.
--------------------------------------------------------------------------------




                       REPRESENTATION AND WARRANTY NO. 29

--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
502700203 Crossroads Technology Park     The Borrower is not a single purpose
                                         entity; however, the Borrower has
                                         covenanted to become a single purpose
                                         entity within 120 days of the closing
                                         of its Mortgage Loan.

--------------------------------------------------------------------------------




                       REPRESENTATION AND WARRANTY NO. 34

--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
825999525  Rite Aid Grayling             Each of these Mortgage Loans is
---------------------------------------  cross-collateralized and
825999527  Rite Oscoda                   cross-defaulted with its related
---------------------------------------  Companion Loan which is not included
825999528  Rite Aid St John Whittemore   in the Mortgage Pool.
---------------------------------------  In addition, each Companion Loan is secured by the same Mortgaged Property
                                         and the same Mortgage securing its
                                         related Mortgage Loan.
--------------------------------------------------------------------------------

                                  SCHEDULE III

                 GROUND LEASE REPRESENTATIONS AND WARRANTIES

1. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date. To the Seller's actual knowledge, there has been no material change in the terms of the Ground Lease since its recordation except by written instrument delivered as part of the Mortgage File.

2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

4. To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

5. The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement.

6. The Ground Lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

7. A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary in order to effect such cure.

8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date, or, if not 20 years, at least 10 years beyond such Stated Maturity Date.

9. Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

10. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

11. The ground lessor under such Ground Lease is required to enter into a new lease with the holder of the Mortgage Loan upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                   SCHEDULE IV

                CREDIT LEASE LOAN REPRESENTATIONS AND WARRANTIES

1. The base lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan.

2. The Mortgagor does not have any material monetary obligations under the related Credit Lease, and every material monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant.

3. The Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property.

4. The related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a material default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk.

5. In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease.

6. Based upon the customary due diligence performed by the originator at origination, each property related to a Credit Lease Loan is one or more separate tax lots, except properties concerning which adequate funds have been escrowed to cover taxes due on the entire tax lot or lots.

7. The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property (except to the extent caused by the act or omission of the Mortgagor or its agents or employees), or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant.

8. The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property.

9. In connection with Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment.

10. Except for the Credit Lease Loans which have residual value insurance, each Credit Lease Loan fully amortizes over the term of the loan, and there is no "balloon" payment due under such Credit Lease Loan at maturity.

11. Except as noted below, no Tenant under a Credit Lease Loan may exercise any termination right or offset or set-off right which shall be binding upon the related mortgagee without providing prior written notice of same to such mortgagee.

12. Each Tenant under each Credit Lease Loan is required to make all rental payments due under the applicable Credit Lease directly to a lock-box being maintained by or on behalf of the mortgagee.

13. No material modification or amendment of any Credit Lease Loan shall be binding upon the related mortgagee without such mortgagee's prior written notice consent to such material modification or amendment, which consent may not be unreasonably withheld.

14. Each property related to a Credit Lease Loan has or will have a permanent certificate of occupancy, and the related Tenant thereunder has commenced the payment of rent due under the respective Credit Lease in accordance with its terms.

15. Each Tenant has delivered a subordination, non-disturbance and attornment agreement pursuant to which the respective Tenant has agreed in the event the related mortgagee succeeds to the interest of the Mortgagor under the Credit Lease by reason of foreclosure or acceptance of a deed in lieu of foreclosure, the Tenant will attorn to and recognize the mortgagee as its landlord under the Credit Lease for the remainder of the term of the Credit Lease.

16. To the Seller's knowledge, the property related to each Credit Lease Loan is not subject to any other lease other than the related Credit Lease or any ground lease pursuant to which the related Mortgagor has acquired its interest in the respective property, no Person has any possessory interest in, or right to occupy, the subject property except under and pursuant to any such Credit Lease or ground lease and the related Tenant under each Credit Lease is in occupancy of the demised premises.

17. To the Seller's knowledge, in reliance on a Tenant estoppel certificate and representations made by the Tenant under the Credit Lease or representations made by the related Mortgagor under the Mortgage Loan documents, as of the date of origination of each Credit Lease Loan (1) each Credit Lease was in full force and effect, and no default by the related Mortgagor or any Tenant had occurred under the Credit Lease, nor was there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, and (2) each Credit Lease has a term ending on or after the maturity date (or anticipated repayment date) of the related AB Mortgage Loan or CML.

18. Each Tenant has delivered, in connection with the origination of the related Mortgage Loan, an estoppel verifying the rents and terms of the related lease, acknowledging that no rent has been paid in advance, and an estoppel and/or subordination and nondisturbance agreement agreeing to attorn to the holder of the Mortgage Loan.

19. A Lease Enhancement Policy (a "Policy") has been obtained for each Credit Lease Loan and with respect to each Policy:

      (A) Each Credit Lease Loan in connection with which the related Credit Lease may be terminated upon the occurrence of a casualty or condemnation has a noncancellable Lease Enhancement Policy from Chubb Custom Insurance Company. The Chubb Lease Enhancement Policy in effect for each related Credit Lease Loan is the "7/98" version.

      (B) Payment under each Policy will be made at least within 15 days of notification of a claim.

      (C) The premium for each Policy has been paid in full as of the Policy effective date for the related Policy and the Policy cannot be terminated prior to the termination date.

      (D) The effective date for each Policy with respect to each Credit Lease Loan is on or prior to the Closing Date.

      (E) The termination date for each Policy with respect to each Credit Lease Loan is the date upon which the outstanding principal balance of the Credit Lease Loan is reduced to zero.

      (F) The insured amount for each such Policy is what the applicable provider will pay to the loss payee upon notification of a claim and is at least equal to the outstanding principal balance of the related Mortgage Note at the time the claim is made plus all accrued interest.

      (G) The Policy cannot be amended without the prior written consent of the Trustee.

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                                   SCHEDULE IV

                       REPRESENTATION AND WARRANTY NO. 11

--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
825999525  Rite Aid Grayling             Limited offset rights exist.
--------------------------------------
825999527  Rite Oscoda
--------------------------------------
825999528  Rite Aid St John Whittemore
--------------------------------------
825999802  Rite Aid Airmax Gratiot 15
--------------------------------------
835300003  Rite Aid Clinton Township
--------------------------------------
825999655  Rite Aid Imlay City M53
--------------------------------------
825114191  Rite Aid Northpointe
           Bay City
--------------------------------------
835300002  Rite Aid Cotton Venture
--------------------------------------------------------------------------------

                                   EXHIBIT A-1

           FORM OF CERTIFICATE OF [ASSISTANT] SECRETARY OF THE SELLER

                                NOVEMBER 16, 2001

            I, ____________, hereby certify that I am the duly elected [Assistant] Secretary of First Union National Bank (the "Bank"), and in such capacity, I hereby further certify as follows:

            1. The Bank is a national bank association duly organized and in good standing under the laws of the United States of America;

            2. Attached hereto as EXHIBIT A is a true and correct copy of the Bylaws of the Bank, as in effect on the date hereof;

            3. The resolutions attached hereto as EXHIBIT B were adopted by the unanimous written consent of the executive committee of the board of directors of the Bank as of [_________];

            4. Attached hereto as EXHIBIT C is a certificate of the Comptroller of the Currency dated [________], with respect to the good standing of the Bank; and

            5. Each person who, as an officer or representative of the Bank, signed the Agreement, or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of each such person appearing on each such document is their genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.



                                      By:_______________________________________
                                         Name:
                                         Title:




            I, [name], [title], hereby certify that ____________________________
is duly elected or appointed, as the case may be, qualified and acting _____________ of [____________________] and that the signature appearing above is such officer's genuine signatures.

            IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.



                                      By:_______________________________________
                                         Name:
                                         Title:

                                   EXHIBIT A-2

                        FORM OF CERTIFICATE OF THE SELLER

                                NOVEMBER 16, 2001

                    Certificate of First Union National Bank

            In connection with the execution and delivery by First Union National Bank (the "Bank") of, and the consummation of the various transactions contemplated by that certain Mortgage Loan Purchase and Sale agreement, dated as of November 11, 2001 (the "Agreement"), between Banc of America Commercial Mortgage Inc. ("BACM"), as purchaser and the Bank, as seller, the Bank hereby certifies that (i) the representations and warranties of the Bank in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Bank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

            Certified as of date first above written.


                                      FIRST UNION NATIONAL BANK



                                      By:_______________________________________
                                         Name:
                                         Title: